HarborView Mortgage Pass-Through Certificates

Series 2005-4

Preliminary Marketing Materials

$268,805,575 (Approximate)

Underwriter

The representations and covenants, cashflows and structure with respect to the transaction will comply in all respects with Freddie Mac's Investment Requirements, April 2005 Version.  The transaction is anticipated to be structured as a QSPE.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: May 9, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-4

$268,805,575 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Class	Principal Amount (Approx.) (1)	WAL (Yrs) WAVG Roll or Call/ Mat(2)	Pmt Window (Mths) WAVG Roll or Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A	$62,182,000	Not Marketed Hereby		Variable(3)	Senior	[AAA/Aaa]
2-A	$64,623,000			Variable(3)	Senior	[AAA/Aaa]
3-A1	$268,805,575	2.53 / 3.27	1-59 / 1-360	Variable(3)	Super Senior	[AAA/Aaa]
3-A2	$9,749,425	Not Marketed Hereby		Variable(3)	Senior Mezz	[AAA/Aaa]
4-A	$82,224,000			Variable(3)	Senior	[AAA/Aaa]
5-A	$24,544,000			Variable(3)	Senior	[AAA/Aaa]
A-R	$100			Variable	Senior/Residual	[AAA/Aaa]
B-1	$12,703,000	Not Marketed Hereby		Variable(4)	Subordinate	[AA/Aa2]
B-2	$5,945,000			Variable(4)	Subordinate	[A/A2]
B-3	$2,972,000			Variable(4)	Subordinate	[BBB/Baa2]
B-4	$2,972,000	Privately Offered Certificates			Subordinate	[BB/NR]
B-5	$2,162,000				Subordinate	[B/NR]
B-6	$1,624,050				Subordinate	NR
Total:	$540,506,150

(1)

Distributions on the Class 1-A, Class 2-A, Class 3-A1, Class 3-A2, Class 4-A and Class 5-A Certificates will be primarily derived from the Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans, respectively (See “Mortgage Loans” herein).  Distributions on the Subordinate Certificates (as described herein) will be primarily derived from all Mortgage Loans (as described herein).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class 1-A, Class 2-A, Class 3-A1, Class 3-A1, Class 3-A2, Class 4-A and Class 5-A Certificates are shown to the earlier of (i) Weighted Average Roll Date or (ii) the Optional Call Date and to maturity (as described herein).

(3)

For every Distribution Date, the interest rate for each of the Class 1-A, Class 2-A, Class 3-A1, Class 3-A2, Class 4-A and Class 5-A Certificates will be equal to the Net WAC Rate of the Mortgage Loans in the related Mortgage Loan Group.

(4)

The Class B-1, Class B-2 and Class B-3 Certificates will have an interest rate equal to the weighted average Net WAC Rate of the Mortgage Loans (weighted on the basis of the related subordinate components).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Master Servicer:

Wells Fargo Bank, National Association.

Servicers:

Countrywide Home Loans Servicing, LP, GMAC Mortgage Corporation, Downey Savings and Loan Association, F.A., GreenPoint Mortgage Funding, Inc. and Mellon Trust of New England, National Association.

Custodian/

Trustee:

Deutsche Bank National Trust Company and Mellon Trust of New England, National Association.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates.   It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

May 1, 2005.

Expected Pricing Date:

May [14] 2005.

Closing Date:

On or about May 31, 2005.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in June 2005.

Certificates:

The “Senior Certificates” will consist of the Class 1-A, Class 2-A, Class 3-A1, Class 3-A2, Class 4-A and Class 5-A Certificates (collectively the “Class A Certificates”), and the Class A-R Certificate.  The Class B-1, Class B-2 and Class B-3 Certificates will be referred to herein as the “Senior Subordinate Certificates” and the Class B-4, Class B-5, and Class B-6 Certificates will be referred to herein as the “Junior Subordinate Certificates,” together with the Senior Subordinate Certificates, the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class 3-A1 Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class A Certificates and the Senior Subordinates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (30 days).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:

The interest accrual period with respect to the Class A Certificates and the Senior Subordinate Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available upon request in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Senior Subordinate Certificates will be treated as REMIC regular interests for federal income tax purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for federal income tax purposes.

ERISA Eligibility:

The Class A Certificates and Senior Subordinate Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates and Senior Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average

Roll Date:

For structuring the Weighted Average Roll Date with respect to the Group 1, Group 2, Group 3, Group 4, and Group 5 Mortgage Loans is assumed to be the Distribution Date in March 2008, February 2008, April 2010, February 2010 and June 2012, respectively.  The Weighted Average Roll Date for the Mortgage Loans is November 2009.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Loans:

Collectively, the Group 1 Mortgage Loans, the Group 2 Mortgage Loans, the Group 3 Mortgage Loans, the Group 4 Mortgage Loans, and the Group 5 Mortgage Loans will be referred to as the “Mortgage Loans”.  The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is approximately $540,506,150.

Group 1

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 1 Mortgage Loans described herein is approximately $65,627,913 (the “Group 1 Mortgage Loans”). The Group 1 Mortgage Loans are conforming balance, non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR or 12 month LIBOR and all of which have initial rate adjustments primarily occurring approximately 3 years after the date of origination of each mortgage loan.  Each of the Group 1 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 1 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first 36 months.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 1 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 2

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 2 Mortgage Loans described herein is approximately $68,204,138 (the “Group 2 Mortgage Loans”). The Group 2 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR or 12 month LIBOR and all of which have initial rate adjustments primarily occurring approximately 3 years after the date of origination of each mortgage loan.  Each of the Group 2 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 2 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first 36, 90, 101 or 120 months.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 2 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 3

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 3 Mortgage Loans described herein is approximately $293,989,679 (the “Group 3 Mortgage Loans”). The Group 3 Mortgage Loans are conforming balance, non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR, 12 month LIBOR or 1 Year CMT and all of which have initial rate adjustments primarily occurring approximately 5 years after the date of origination of each mortgage loan.  Each of the Group 3 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 3 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first 60 months.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 3 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group 4

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 4 Mortgage Loans described herein is approximately $86,780,388 (the “Group 4 Mortgage Loans”). The Group 4 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR or 12 month LIBOR and all of which have initial rate adjustments primarily occurring approximately 5 years after the date of origination of each mortgage loan.  Each of the Group 4 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 4 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first 60 or 120 months.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 4 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 5

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 5 Mortgage Loans described herein is approximately $25,904,032 (the “Group 5 Mortgage Loans”). The Group 5 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR or 12 month LIBOR and all of which have initial rate adjustments primarily occurring approximately 7 or 10 years after the date of origination of each mortgage loan.  Each of the Group 5 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 5 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first 84 or 120 months.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 5 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [5.25]% total subordination.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:

Until the first Distribution Date occurring after May 2012, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

June 2005 – May 2012

0% Pro Rata Share

June 2012 – May 2013

30% Pro Rata Share

June 2013 – May 2014

40% Pro Rata Share

June 2014 – May 2015

60% Pro Rata Share

June 2015 – May 2016

80% Pro Rata Share

June 2016 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in June 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all principal prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the related Senior Certificates until its class principal balance has been reduced to zero, provided however, that the Class 3-A1 Certificates’ pro rata allocation of realized losses will first be allocated to the Class 3-A2 Certificates, until the principal balance of such class has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the related component of the Subordinate Certificates on a pro rata basis.

Net WAC Rate:

The “Net WAC Rate” for the Mortgage Loans or any Mortgage Loan Group is the weighted average of the Net Mortgage Rates of the related mortgage loans.  The “Net Mortgage Rate” with respect to each mortgage loan is equal to the loan rate less the related servicing fee and trust expense fee rate.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

2)

Class A-R Certificate, principal, until its balance is reduced to zero;

3)

Concurrently to the Class A Certificates:

i)

Class 1-A Certificates until the principal balance thereof has been reduced to zero, from the Group 1 Mortgage Loans;

ii)

Class 2-A Certificates until the principal balance thereof has been reduced to zero, from the Group 2 Mortgage Loans;

iii)

Class 3-A1 and Class 3-A2 Certificates, on a pro rata basis, until the principal balance thereof has been reduced to zero, from the Group 3 Mortgage Loans;

iv)

Class 4-A Certificates until the principal balance thereof has been reduced to zero, from the Group 4 Mortgage Loans;

v)

Class 5-A Certificates until the principal balance thereof has been reduced to zero, from the Group 5 Mortgage Loans;

4)

In certain limited circumstances described in the p rospectus supplement , Senior Certificates from the unrelated Mortgage Loan group, principal to the extent not received from the related Mortgage Loan group;

5)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6)

Class B-1 Certificates, principal allocable to such Class;

7)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)

Class B-2 Certificates, principal allocable to such Class;

9)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)

Class B-3 Certificates, principal allocable to such Class;

11)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

12)

Class A-R Certificate, any remaining amount.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class 3-A1 to Weighted Average Roll Date/Optional Call Date

100-28	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	3.29	2.89	2.53	2.22	1.67
MDUR (yr)	2.90	2.57	2.27	2.00	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	59	59	59	59	54

Class 3-A1 to Maturity

100-28	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	5.50	4.16	3.27	2.65	1.85
MDUR (yr)	4.27	3.40	2.77	2.30	1.67
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$540,506,150	$34,600	$1,600,000
Average Scheduled Principal Balance	$277,467
Number of Mortgage Loans	1,948

Weighted Average Gross Coupon	5.427%	4.375%	7.750%
Weighted Average FICO Score	716	546	827
Weighted Average Original LTV	72.75%	16.67%	97.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	330 months	360 months
Weighted Average Seasoning	2 months	0 months	30 months

Weighted Average Gross Margin	2.495%	2.250%	5.125%
Weighted Average Minimum Interest Rate	2.495%	2.250%	5.125%
Weighted Average Maximum Interest Rate	11.049%	9.625%	13.500%
Weighted Average Initial Rate Cap	4.471%	2.000%	6.000%
Weighted Average Subsequent Rate Cap	1.821%	1.000%	6.000%
Weighted Average Months to Roll	53 months	29 months	120 months

Maturity Date		Nov 1 2032	May 1 2035
Maximum Zip Code Concentration	0.53%	95124

ARM	100.00%	Alternative Documentation	13.91%
		Express Documentation	3.69%
10/1 YR LIBOR IO	0.95%	Full Documentation	18.48%
10/6 MO LIBOR IO	0.02%	Lite Documentation	31.48%
3/1 YR LIBOR	0.32%	Preferred Documentation	21.99%
3/1 YR LIBOR IO	4.26%	Reduced Documentation	10.18%
3/27 6 MO LIBOR	1.45%	Stated Documentation	0.15%
3/27 6 MO LIBOR IO	18.73%	Streamline Documentation	0.13%
5/1 YR CMT	0.11%
5/1 YR LIBOR	3.17%	Cash Out Refinance	31.17%
5/1 YR LIBOR IO	45.65%	Purchase	48.66%
5/25 6 MO LIBOR	1.97%	Rate/Term Refinance	20.17%
5/25 6 MO LIBOR IO	19.54%
7/1 YR LIBOR IO	3.21%	Condominium	15.73%
7/23 6 MO LIBOR	0.06%	Cooperative	0.36%
7/23 6 MO LIBOR IO	0.55%	Planned Unit Development	16.05%
		Single Family	62.74%
Interest Only	92.92%	Two-to-Four Family	5.12%
Not Interest Only	7.08%
		Non-owner	1.99%
Prepay Penalty: 0 months	83.16%	Primary	93.39%
Prepay Penalty: 12 months	8.50%	Second Home	4.62%
Prepay Penalty: 36 months	7.69%
Prepay Penalty: 60 months	0.65%	Top 5 States:
		California	55.21%
First Lien	100.00%	Florida	4.46%
		Arizona	4.19%
		Nevada	3.88%
		Washington	3.21%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	7	290,464.75	0.05%	5.777	359	54.98	723
50,000.01 - 100,000.00	70	5,806,473.63	1.07%	5.442	358	71.14	722
100,000.01 - 150,000.00	270	34,507,058.08	6.38%	5.489	358	73.80	719
150,000.01 - 200,000.00	321	56,725,032.00	10.49%	5.430	358	73.45	716
200,000.01 - 250,000.00	335	76,029,235.48	14.07%	5.437	358	73.37	714
250,000.01 - 300,000.00	287	79,193,444.98	14.65%	5.446	358	73.50	711
300,000.01 - 350,000.00	248	81,367,047.55	15.05%	5.435	358	75.56	715
350,000.01 - 400,000.00	151	55,855,895.93	10.33%	5.342	358	73.16	715
400,000.01 - 450,000.00	64	27,304,389.25	5.05%	5.385	357	74.10	709
450,000.01 - 500,000.00	53	25,257,928.89	4.67%	5.385	356	71.55	721
500,000.01 - 550,000.00	39	20,534,339.44	3.80%	5.363	357	71.39	713
550,000.01 - 600,000.00	33	19,126,965.58	3.54%	5.373	357	73.47	708
600,000.01 - 650,000.00	20	12,822,944.70	2.37%	5.379	357	69.70	713
650,000.01 - 700,000.00	4	2,703,803.12	0.50%	5.344	357	70.94	710
700,000.01 - 750,000.00	8	5,851,790.55	1.08%	5.436	357	66.89	697
750,000.01 - 800,000.00	12	9,384,984.74	1.74%	5.605	358	63.48	720
800,000.01 - 850,000.00	4	3,340,000.00	0.62%	5.437	357	69.36	741
850,000.01 - 900,000.00	3	2,643,999.96	0.49%	5.548	355	68.95	761
900,000.01 - 950,000.00	3	2,727,289.73	0.50%	5.417	357	70.00	728
950,000.01 - 1,000,000.00	6	5,940,000.00	1.10%	5.726	359	60.88	740
1,000,000.01+	10	13,093,061.49	2.42%	5.475	358	61.60	748
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
4.000 - 4.499	1	159,983.27	0.03%	4.375	357	61.54	625
4.500 - 4.999	150	41,223,723.58	7.63%	4.841	357	70.20	725
5.000 - 5.499	862	248,269,601.83	45.93%	5.222	358	71.36	719
5.500 - 5.999	797	214,697,435.23	39.72%	5.646	358	74.71	713
6.000 - 6.499	121	32,888,288.21	6.08%	6.142	358	73.33	702
6.500 - 6.999	12	2,537,617.73	0.47%	6.657	358	76.57	699
7.000 - 7.499	3	469,100.00	0.09%	7.197	358	78.51	677
7.500 - 7.999	2	260,400.00	0.05%	7.619	354	80.00	718
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
525-549	1	91,886.88	0.02%	4.875	359	80.00	546
550-574	1	137,800.00	0.03%	5.625	358	65.00	561
575-599	4	957,477.28	0.18%	5.456	359	68.67	588
600-624	40	10,098,619.00	1.87%	5.577	358	73.03	616
625-649	138	35,384,464.17	6.55%	5.509	357	74.39	638
650-674	278	79,349,948.10	14.68%	5.489	358	73.45	663
675-699	271	80,858,368.41	14.96%	5.395	358	73.08	687
700-724	352	96,287,345.84	17.81%	5.442	358	73.50	711
725-749	303	80,471,742.49	14.89%	5.412	358	72.78	737
750-774	284	82,100,987.80	15.19%	5.395	358	72.62	761
775-799	211	58,658,360.53	10.85%	5.333	358	69.24	785
800+	64	15,922,749.35	2.95%	5.487	359	72.90	806
None	1	186,400.00	0.03%	5.125	359	80.00	0
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	143	36,794,851.14	6.81%	5.406	358	39.11	732
50.00- 54.99	59	18,159,291.63	3.36%	5.448	358	52.81	722
55.00- 59.99	74	21,288,149.56	3.94%	5.270	358	57.74	728
60.00- 64.99	113	35,425,012.26	6.55%	5.368	358	62.87	716
65.00- 69.99	124	38,382,393.99	7.10%	5.374	358	67.81	707
70.00- 74.99	190	59,854,591.47	11.07%	5.401	358	72.34	709
75.00- 79.99	341	107,399,157.05	19.87%	5.427	358	77.06	708
80.00	715	181,067,440.31	33.50%	5.445	358	80.00	722
80.01- 84.99	16	4,766,258.95	0.88%	5.356	356	82.80	690
85.00- 89.99	63	13,622,496.14	2.52%	5.578	358	88.25	708
90.00- 94.99	81	17,236,418.74	3.19%	5.604	358	90.45	701
95.00- 99.99	29	6,510,088.61	1.20%	5.601	358	95.06	709
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	1,948	540,506,149.85	100.00%	5.427	358	72.75	716
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	1,948	540,506,149.85	100.00%	5.427	358	72.75	716
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,948	540,506,149.85	100.00%	5.427	358	72.75	716
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10/1 YR LIBOR IO	6	5,129,000.00	0.95%	5.783	358	70.74	747
10/6 MO LIBOR IO	1	123,600.00	0.02%	7.750	349	80.00	709
3/1 YR LIBOR	11	1,741,780.33	0.32%	5.089	359	78.31	695
3/1 YR LIBOR IO	84	23,046,767.58	4.26%	5.481	358	70.23	703
3/27 6 MO LIBOR	23	7,814,459.51	1.45%	5.186	357	70.83	698
3/27 6 MO LIBOR IO	292	101,229,043.45	18.73%	5.244	357	73.09	710
5/1 YR CMT	4	610,069.95	0.11%	5.214	359	71.86	757
5/1 YR LIBOR	83	17,153,470.37	3.17%	5.358	358	72.18	716
5/1 YR LIBOR IO	1,077	246,752,985.83	45.65%	5.444	359	74.94	723
5/25 6 MO LIBOR	34	10,636,211.51	1.97%	5.420	356	65.95	692
5/25 6 MO LIBOR IO	290	105,617,329.38	19.54%	5.517	357	71.11	707
7/1 YR LIBOR IO	33	17,345,527.48	3.21%	5.619	355	58.95	734
7/23 6 MO LIBOR	1	317,654.46	0.06%	6.000	353	80.00	707
7/23 6 MO LIBOR IO	9	2,988,250.00	0.55%	5.985	357	69.48	741
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Interest Only	1,792	502,232,503.72	92.92%	5.434	358	72.92	717
Not Interest Only	156	38,273,646.13	7.08%	5.331	357	70.51	705
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	1,717	449,481,041.13	83.16%	5.390	358	73.69	716
Prepay Penalty: 12 months	91	45,953,264.07	8.50%	5.548	357	63.59	729
Prepay Penalty: 36 months	126	41,558,621.92	7.69%	5.701	357	72.45	699
Prepay Penalty: 60 months	14	3,513,222.73	0.65%	5.216	359	75.47	698
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,948	540,506,149.85	100.00%	5.427	358	72.75	716
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	324	75,162,191.04	13.91%	5.390	358	75.41	697
Express Documentation	64	19,921,131.67	3.69%	5.357	357	68.63	735
Full Documentation	318	99,874,895.04	18.48%	5.453	358	70.19	713
Lite Documentation	468	170,168,494.50	31.48%	5.398	357	71.76	706
Preferred Documentation	527	118,837,934.37	21.99%	5.375	359	74.29	745
Reduced Documentation	236	55,007,270.53	10.18%	5.650	359	75.04	708
Stated Documentation	6	823,347.73	0.15%	5.809	355	72.58	700
Streamline Documentation	5	710,884.97	0.13%	5.285	358	69.87	681
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	543	168,492,758.24	31.17%	5.409	357	66.48	698
Purchase	992	263,004,780.13	48.66%	5.436	358	77.16	730
Rate/Term Refinance	413	109,008,611.48	20.17%	5.430	358	71.81	710
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	330	85,028,885.59	15.73%	5.376	358	73.99	728
Cooperative	3	1,960,000.00	0.36%	5.196	357	61.64	712
Planned Unit Development	334	86,757,637.65	16.05%	5.394	358	74.29	716
Single Family	1,199	339,102,743.05	62.74%	5.448	358	72.24	713
Two-to-Four Family	82	27,656,883.56	5.12%	5.437	357	71.24	716
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Non-owner	63	10,774,247.22	1.99%	5.779	357	68.44	729
Primary	1,794	504,770,325.56	93.39%	5.415	358	72.84	714
Second Home	91	24,961,577.07	4.62%	5.506	359	72.86	743
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	16	2,943,791.00	0.54%	5.323	359	75.73	709
Alaska	1	480,000.00	0.09%	5.625	359	71.64	669
Arizona	113	22,639,769.26	4.19%	5.496	358	76.65	707
Arkansas	4	592,025.00	0.11%	5.943	358	83.42	679
California	881	298,408,776.82	55.21%	5.396	357	71.45	712
Colorado	63	12,315,770.31	2.28%	5.398	359	75.29	719
Connecticut	13	6,885,666.50	1.27%	5.252	358	69.35	731
Delaware	4	865,940.56	0.16%	5.248	359	75.84	669
District of Columbia	2	575,613.41	0.11%	5.225	359	65.62	667
Florida	101	24,095,051.82	4.46%	5.538	358	73.13	735
Georgia	43	8,131,866.11	1.50%	5.520	358	73.30	734
Hawaii	16	5,919,278.61	1.10%	5.468	357	71.25	728
Idaho	10	1,520,800.96	0.28%	5.497	359	64.41	708
Illinois	70	14,820,098.61	2.74%	5.454	359	77.46	728
Indiana	5	709,674.44	0.13%	5.668	359	82.20	742
Iowa	1	139,827.86	0.03%	4.875	359	80.00	667
Kansas	3	513,312.00	0.09%	5.566	359	77.66	737
Kentucky	9	1,675,365.83	0.31%	5.536	359	80.07	718
Louisiana	5	635,738.13	0.12%	5.188	359	69.96	698
Maine	1	257,361.89	0.05%	6.000	356	89.14	667
Maryland	16	4,119,604.89	0.76%	5.622	359	73.92	724
Massachusetts	46	15,197,232.55	2.81%	5.467	359	70.22	721
Michigan	27	3,977,644.19	0.74%	5.528	359	75.91	717
Minnesota	20	4,285,924.92	0.79%	5.460	359	72.27	713
Mississippi	4	377,049.82	0.07%	5.517	359	80.93	661
Missouri	16	2,393,632.58	0.44%	5.489	359	82.42	694
Montana	5	2,087,040.36	0.39%	5.342	358	66.83	739
Nebraska	1	166,222.11	0.03%	5.625	359	80.00	661
Nevada	90	20,995,539.24	3.88%	5.341	358	78.05	723
New Hampshire	4	1,691,502.02	0.31%	5.404	358	72.50	783
New Jersey	25	8,316,562.96	1.54%	5.621	358	68.77	726
New York	14	5,272,200.75	0.98%	5.374	358	59.53	711
North Carolina	14	1,959,995.94	0.36%	5.364	359	76.31	714
North Dakota	1	140,400.00	0.03%	6.375	360	80.00	673
Ohio	35	5,246,201.98	0.97%	5.462	359	78.19	707
Oklahoma	1	328,500.00	0.06%	5.750	358	90.00	633
Oregon	25	4,442,136.74	0.82%	5.619	358	75.72	726
Pennsylvania	20	6,443,200.04	1.19%	5.533	357	68.13	734
Rhode Island	4	1,109,409.94	0.21%	5.897	359	69.32	718
South Carolina	21	3,338,187.73	0.62%	5.379	359	76.80	716
Tennessee	19	2,994,927.72	0.55%	5.485	359	79.67	719
Texas	22	3,373,010.72	0.62%	5.377	359	79.59	714
Utah	25	6,587,575.81	1.22%	5.567	358	72.44	724
Vermont	1	150,000.00	0.03%	5.375	359	42.86	797
Virginia	39	11,836,780.68	2.19%	5.406	359	73.52	713
Washington	78	17,345,679.47	3.21%	5.443	358	78.52	715
West Virginia	3	408,974.78	0.08%	5.426	356	74.36	684
Wisconsin	7	940,206.22	0.17%	5.667	359	80.19	712
Wyoming	4	855,076.57	0.16%	5.046	359	74.96	762
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	1,209	279,742,243.02	51.76%	5.423	359	73.79	722
2.500 - 2.999	720	257,099,480.96	47.57%	5.420	357	71.37	709
3.000 - 3.499	18	3,466,151.87	0.64%	6.232	358	91.08	704
5.000 - 5.499	1	198,274.00	0.04%	5.125	356	80.00	719
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	1,209	279,742,243.02	51.76%	5.423	359	73.79	722
2.500 - 2.999	720	257,099,480.96	47.57%	5.420	357	71.37	709
3.000 - 3.499	18	3,466,151.87	0.64%	6.232	358	91.08	704
5.000 - 5.499	1	198,274.00	0.04%	5.125	356	80.00	719
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	43	10,324,521.38	1.91%	4.861	359	69.18	729
10.000 -10.499	308	76,961,093.63	14.24%	5.220	359	72.54	735
10.500 -10.999	524	131,825,520.17	24.39%	5.467	358	75.20	724
11.000 -11.499	613	185,944,445.76	34.40%	5.290	357	71.16	711
11.500 -11.999	385	114,556,764.99	21.19%	5.651	358	72.98	701
12.000 -12.499	64	19,062,333.92	3.53%	6.128	358	71.80	705
12.500 -12.999	7	1,225,570.00	0.23%	6.661	358	84.06	739
13.000 -13.499	3	469,100.00	0.09%	7.197	358	78.51	677
13.500 -13.999	1	136,800.00	0.03%	7.500	358	80.00	726
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000	455	98,709,715.81	18.26%	5.372	359	72.30	712
5.000	1,478	431,572,445.58	79.85%	5.437	358	73.06	716
6.000	15	10,223,988.46	1.89%	5.527	357	64.11	733
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000	650	228,726,548.31	42.32%	5.388	357	71.74	707
2.000	1,240	271,177,647.74	50.17%	5.441	359	75.25	719
5.000	43	30,377,965.34	5.62%	5.550	357	61.00	741
6.000	15	10,223,988.46	1.89%	5.527	357	64.11	733
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10/01/07	2	759,285.78	0.14%	4.791	353	78.37	640
11/01/07	16	6,239,119.63	1.15%	4.988	354	77.21	717
12/01/07	56	19,486,195.40	3.61%	5.082	355	74.88	713
01/01/08	61	18,870,354.58	3.49%	5.217	356	73.70	704
02/01/08	57	20,028,937.56	3.71%	5.267	357	72.69	712
03/01/08	58	18,853,423.14	3.49%	5.295	358	70.16	708
04/01/08	115	33,990,613.32	6.29%	5.422	359	71.54	697
05/01/08	45	15,604,121.46	2.89%	5.426	359	70.89	720
06/01/09	1	142,474.84	0.03%	5.250	349	73.41	706
09/01/09	4	1,435,428.26	0.27%	5.369	352	65.71	720
10/01/09	2	555,825.40	0.10%	5.429	353	79.47	635
11/01/09	23	8,010,125.91	1.48%	5.456	354	74.21	697
12/01/09	70	22,187,373.33	4.10%	5.379	355	69.86	706
01/01/10	96	31,278,120.78	5.79%	5.494	356	70.91	700
02/01/10	87	29,057,446.15	5.38%	5.504	357	72.33	704
03/01/10	186	47,781,148.02	8.84%	5.434	358	73.39	718
04/01/10	925	210,219,902.72	38.89%	5.437	359	74.99	722
05/01/10	94	30,102,221.63	5.57%	5.642	360	69.87	731
07/01/11	1	150,752.00	0.03%	6.375	350	80.00	719
08/01/11	8	2,077,184.45	0.38%	6.074	351	66.36	733
09/01/11	7	3,678,234.54	0.68%	5.847	352	67.44	734
10/01/11	4	1,521,074.46	0.28%	5.855	353	80.00	727
11/01/11	2	545,000.00	0.10%	5.089	354	27.37	707
12/01/11	3	2,450,000.00	0.45%	5.176	355	38.53	764
01/01/12	1	710,000.00	0.13%	5.750	356	39.44	686
02/01/12	3	2,371,436.49	0.44%	5.513	357	58.36	740
03/01/12	3	1,959,750.00	0.36%	5.774	358	74.55	728
04/01/12	9	3,388,000.00	0.63%	5.691	359	66.68	749
05/01/12	2	1,800,000.00	0.33%	5.583	360	48.99	705
06/01/14	1	123,600.00	0.02%	7.750	349	80.00	709
02/01/15	1	842,000.00	0.16%	6.000	357	79.99	752
03/01/15	3	2,839,000.00	0.53%	5.667	358	67.97	772
04/01/15	1	1,000,000.00	0.19%	6.000	359	66.67	712
05/01/15	1	448,000.00	0.08%	5.625	360	80.00	661
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
COUNTRYWIDE	1,233	269,986,460.60	49.95%	5.438	359	75.25	720
DOWNEY	646	227,485,293.85	42.09%	5.384	357	71.69	707
GMAC	10	2,308,841.60	0.43%	6.032	352	78.00	726
GREENPOINT	1	123,600.00	0.02%	7.750	349	80.00	709
MELLON	58	40,601,953.80	7.51%	5.545	357	61.78	739
Total	1,948	540,506,149.85	100.00%	5.427	358	72.75	716

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group I Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$65,627,913	$44,347	$480,000
Average Scheduled Principal Balance	$238,647
Number of Mortgage Loans	275

Weighted Average Gross Coupon	5.358%	4.375%	7.500%
Weighted Average FICO Score	702	546	815
Weighted Average Original LTV	73.02%	19.72%	97.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	353 months	360 months
Weighted Average Seasoning	2 months	0 months	7 months

Weighted Average Gross Margin	2.635%	2.250%	3.250%
Weighted Average Minimum Interest Rate	2.635%	2.250%	3.250%
Weighted Average Maximum Interest Rate	11.358%	10.375%	13.500%
Weighted Average Initial Rate Cap	4.169%	2.000%	5.000%
Weighted Average Subsequent Rate Cap	1.277%	1.000%	2.000%
Weighted Average Months to Roll	34 months	29 months	36 months

Maturity Date		Oct 1 2034	May 1 2035
Maximum Zip Code Concentration	1.55%	91911 (Chula Vista, CA)

ARM	100.00%	Cash Out Refinance	48.31%
		Purchase	32.33%
3/1 YR LIBOR	2.12%	Rate/Term Refinance	19.36%
3/1 YR LIBOR IO	25.59%
3/27 6 MO LIBOR	4.17%	Condominium	18.34%
3/27 6 MO LIBOR IO	68.12%	Planned Unit Development	13.84%
		Single Family	58.77%
Interest Only	93.71%	Two-to-Four Family	9.05%
Not Interest Only	6.29%
		Non-owner	2.69%
Prepay Penalty: 0 months	72.43%	Primary	93.22%
Prepay Penalty: 12 months	5.99%	Second Home	4.09%
Prepay Penalty: 36 months	21.57%
		Top 5 States:
First Lien	100.00%	California	69.13%
		Arizona	6.60%
Alternative Documentation	11.53%	Nevada	3.92%
Express Documentation	6.22%	Washington	1.86%
Full Documentation	12.52%	Florida	1.86%
Lite Documentation	52.20%
Preferred Documentation	5.16%
Reduced Documentation	12.01%
Stated Documentation	0.28%
Streamline Documentation	0.07%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	44,347.13	0.07%	5.375	359	75.00	695
50,000.01 - 100,000.00	11	923,533.55	1.41%	5.445	358	71.70	681
100,000.01 - 150,000.00	31	3,980,830.24	6.07%	5.577	358	72.20	700
150,000.01 - 200,000.00	43	7,766,023.14	11.83%	5.334	358	68.24	696
200,000.01 - 250,000.00	65	14,742,021.46	22.46%	5.301	358	71.74	702
250,000.01 - 300,000.00	61	16,780,754.88	25.57%	5.320	358	72.10	706
300,000.01 - 350,000.00	49	16,115,994.78	24.56%	5.410	358	76.18	700
350,000.01 - 400,000.00	12	4,354,407.86	6.63%	5.284	358	78.21	702
400,000.01 - 450,000.00	1	440,000.00	0.67%	5.500	357	80.00	752
450,000.01 - 500,000.00	1	480,000.00	0.73%	5.625	359	71.64	669
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
4.000 - 4.499	1	159,983.27	0.24%	4.375	357	61.54	625
4.500 - 4.999	41	9,638,404.17	14.69%	4.825	356	73.17	715
5.000 - 5.499	135	32,405,125.48	49.38%	5.194	358	71.57	708
5.500 - 5.999	74	18,248,196.12	27.81%	5.657	358	75.23	692
6.000 - 6.499	18	4,249,034.00	6.47%	6.212	358	72.53	664
6.500 - 6.999	2	321,270.00	0.49%	6.544	358	90.00	679
7.000 - 7.499	3	469,100.00	0.71%	7.197	358	78.51	677
7.500 - 7.999	1	136,800.00	0.21%	7.500	358	80.00	726
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
525-549	1	91,886.88	0.14%	4.875	359	80.00	546
600-624	3	748,427.00	1.14%	5.878	358	72.24	622
625-649	40	9,170,873.71	13.97%	5.476	357	72.38	638
650-674	53	12,185,242.23	18.57%	5.500	358	73.72	662
675-699	51	12,627,410.01	19.24%	5.261	358	73.28	684
700-724	35	8,757,617.20	13.34%	5.406	358	74.13	712
725-749	40	9,180,364.34	13.99%	5.287	357	71.54	736
750-774	25	6,762,564.99	10.30%	5.293	357	77.00	762
775-799	22	5,201,910.01	7.93%	5.135	358	69.48	786
800+	5	901,616.67	1.37%	5.233	359	61.11	805
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	20	4,157,497.43	6.33%	5.256	358	41.17	713
50.00- 54.99	15	3,077,790.24	4.69%	5.330	358	52.55	694
55.00- 59.99	13	2,873,215.37	4.38%	5.329	357	57.79	736
60.00- 64.99	24	5,707,904.79	8.70%	5.432	357	62.71	695
65.00- 69.99	19	4,863,052.41	7.41%	5.334	358	67.96	689
70.00- 74.99	29	7,055,239.60	10.75%	5.296	358	72.63	692
75.00- 79.99	46	11,592,733.44	17.66%	5.354	357	76.23	695
80.00	56	13,752,261.25	20.95%	5.336	358	80.00	715
80.01- 84.99	10	2,817,688.40	4.29%	5.388	357	83.12	682
85.00- 89.99	19	4,145,596.98	6.32%	5.518	358	88.33	692
90.00- 94.99	22	5,109,213.14	7.79%	5.436	358	90.51	703
95.00- 99.99	2	475,719.99	0.72%	5.213	356	95.86	744
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	275	65,627,913.04	100.00%	5.358	358	73.02	702
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	275	65,627,913.04	100.00%	5.358	358	73.02	702
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	275	65,627,913.04	100.00%	5.358	358	73.02	702
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
3/1 YR LIBOR	10	1,392,210.68	2.12%	5.143	359	80.74	703
3/1 YR LIBOR IO	73	16,791,779.12	25.59%	5.553	359	74.04	690
3/27 6 MO LIBOR	13	2,737,594.62	4.17%	5.242	357	69.86	678
3/27 6 MO LIBOR IO	179	44,706,328.62	68.12%	5.299	357	72.59	707
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Interest Only	252	61,498,107.74	93.71%	5.368	358	72.99	703
Not Interest Only	23	4,129,805.30	6.29%	5.209	358	73.53	687
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	201	47,535,121.66	72.43%	5.228	358	72.38	706
Prepay Penalty: 12 months	20	3,933,812.82	5.99%	5.642	358	75.19	715
Prepay Penalty: 36 months	54	14,158,978.56	21.57%	5.715	357	74.58	682
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	275	65,627,913.04	100.00%	5.358	358	73.02	702
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	29	7,569,173.92	11.53%	5.294	357	77.78	697
Express Documentation	18	4,082,971.08	6.22%	5.324	358	69.47	747
Full Documentation	40	8,217,787.87	12.52%	5.350	358	79.17	688
Lite Documentation	137	34,257,989.45	52.20%	5.309	357	71.09	701
Preferred Documentation	13	3,385,283.56	5.16%	5.171	359	76.76	750
Reduced Documentation	36	7,884,960.03	12.01%	5.752	359	70.81	680
Stated Documentation	1	185,400.00	0.28%	4.750	360	66.21	627
Streamline Documentation	1	44,347.13	0.07%	5.375	359	75.00	695
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	132	31,703,461.92	48.31%	5.362	358	67.61	696
Purchase	89	21,215,744.42	32.33%	5.343	358	80.42	717
Rate/Term Refinance	54	12,708,706.70	19.36%	5.373	358	74.18	690
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	51	12,033,868.13	18.34%	5.191	357	74.09	705
Planned Unit Development	38	9,084,792.50	13.84%	5.485	358	75.35	706
Single Family	163	38,569,220.59	58.77%	5.373	358	72.54	697
Two-to-Four Family	23	5,940,031.82	9.05%	5.407	357	70.40	718
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Non-owner	11	1,763,254.95	2.69%	6.244	358	72.01	716
Primary	251	61,180,043.64	93.22%	5.334	358	72.74	700
Second Home	13	2,684,614.45	4.09%	5.325	359	80.18	732
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alaska	1	480,000.00	0.73%	5.625	359	71.64	669
Arizona	24	4,330,084.35	6.60%	5.328	357	78.32	699
California	176	45,369,773.74	69.13%	5.302	357	70.89	703
Colorado	5	1,035,050.80	1.58%	5.391	359	76.79	720
Delaware	1	210,740.56	0.32%	4.875	359	55.53	728
Florida	6	1,220,459.91	1.86%	5.575	359	72.49	711
Georgia	4	664,200.00	1.01%	6.323	358	75.86	714
Hawaii	2	612,000.00	0.93%	5.019	360	73.63	729
Illinois	5	1,019,326.04	1.55%	5.681	357	74.13	679
Kentucky	1	70,123.16	0.11%	5.500	359	90.00	656
Louisiana	2	281,347.13	0.43%	4.954	359	72.51	665
Maryland	2	269,600.00	0.41%	7.250	358	77.56	641
Massachusetts	3	969,000.00	1.48%	5.849	359	76.17	681
Michigan	5	740,758.79	1.13%	5.415	359	83.17	664
Minnesota	3	747,000.00	1.14%	5.834	359	86.20	694
Missouri	2	439,000.00	0.67%	5.678	359	79.31	717
Montana	1	305,000.00	0.46%	5.125	359	82.43	650
Nevada	10	2,570,762.99	3.92%	5.388	357	81.24	711
New Jersey	2	474,500.00	0.72%	5.427	358	48.44	740
Ohio	6	1,095,192.09	1.67%	5.508	359	82.68	673
Oregon	1	140,250.00	0.21%	5.250	359	75.00	733
South Carolina	3	534,156.88	0.81%	5.249	358	82.14	727
Texas	1	93,856.22	0.14%	5.250	359	80.00	683
Utah	2	416,699.38	0.63%	6.074	359	90.30	719
Virginia	1	318,400.00	0.49%	5.500	359	79.60	678
Washington	6	1,220,631.00	1.86%	5.121	359	79.61	697
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	72	16,107,604.92	24.54%	5.432	359	73.07	692
2.500 - 2.999	197	48,617,938.12	74.08%	5.305	357	72.81	705
3.000 - 3.499	6	902,370.00	1.37%	6.910	358	83.52	691
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	72	16,107,604.92	24.54%	5.432	359	73.07	692
2.500 - 2.999	197	48,617,938.12	74.08%	5.305	357	72.81	705
3.000 - 3.499	6	902,370.00	1.37%	6.910	358	83.52	691
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10.000 -10.499	1	159,983.27	0.24%	4.375	357	61.54	625
10.500 -10.999	41	9,638,404.17	14.69%	4.825	356	73.17	715
11.000 -11.499	135	32,405,125.48	49.38%	5.194	358	71.57	708
11.500 -11.999	74	18,248,196.12	27.81%	5.657	358	75.23	692
12.000 -12.499	18	4,249,034.00	6.47%	6.212	358	72.53	664
12.500 -12.999	2	321,270.00	0.49%	6.544	358	90.00	679
13.000 -13.499	3	469,100.00	0.71%	7.197	358	78.51	677
13.500 -13.999	1	136,800.00	0.21%	7.500	358	80.00	726
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000	83	18,183,989.80	27.71%	5.521	359	74.55	691
5.000	192	47,443,923.24	72.29%	5.295	357	72.43	706
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000	192	47,443,923.24	72.29%	5.295	357	72.43	706
2.000	83	18,183,989.80	27.71%	5.521	359	74.55	691
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10/01/07	1	247,500.00	0.38%	4.875	353	75.00	627
11/01/07	7	1,719,478.87	2.62%	5.024	354	76.80	726
12/01/07	31	7,461,383.26	11.37%	5.197	355	74.92	695
01/01/08	40	9,569,257.82	14.58%	5.305	356	72.77	704
02/01/08	39	9,975,486.30	15.20%	5.333	357	72.57	693
03/01/08	39	8,990,628.24	13.70%	5.378	358	73.74	720
04/01/08	88	20,152,753.55	30.71%	5.464	359	72.75	693
05/01/08	30	7,511,425.00	11.45%	5.403	360	70.98	714
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
COUNTRYWIDE	83	18,183,989.80	27.71%	5.521	359	74.55	691
DOWNEY	192	47,443,923.24	72.29%	5.295	357	72.43	706
Total	275	65,627,913.04	100.00%	5.358	358	73.02	702

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group II Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$68,204,138	$160,000	$1,373,500
Average Scheduled Principal Balance	$505,216
Number of Mortgage Loans	135

Weighted Average Gross Coupon	5.203%	4.500%	6.250%
Weighted Average FICO Score	713	623	816
Weighted Average Original LTV	72.07%	28.32%	89.90%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	357 months	330 months	360 months
Weighted Average Seasoning	3 months	0 months	30 months

Weighted Average Gross Margin	2.702%	2.250%	2.750%
Weighted Average Minimum Interest Rate	2.702%	2.250%	2.750%
Weighted Average Maximum Interest Rate	11.207%	10.500%	12.250%
Weighted Average Initial Rate Cap	5.067%	2.000%	6.000%
Weighted Average Subsequent Rate Cap	1.454%	1.000%	6.000%
Weighted Average Months to Roll	33 months	29 months	36 months

Maturity Date		Nov 1 2032	May 1 2035
Maximum Zip Code Concentration	3.25%	95070

ARM	100.00%	Cash Out Refinance	44.25%
		Purchase	36.02%
3/1 YR LIBOR	0.51%	Rate/Term Refinance	19.73%
3/1 YR LIBOR IO	9.17%
3/27 6 MO LIBOR	7.44%	Condominium	11.51%
3/27 6 MO LIBOR IO	82.87%	Planned Unit Development	11.93%
		Single Family	69.68%
Interest Only	92.04%	Two-to-Four Family	6.87%
Not Interest Only	7.96%
		Primary	98.74%
Prepay Penalty: 0 months	78.18%	Second Home	1.26%
Prepay Penalty: 12 months	12.64%
Prepay Penalty: 36 months	8.43%	Top 5 States:
Prepay Penalty: 60 months	0.75%	California	88.11%
		Massachusetts	1.74%
First Lien	100.00%	Virginia	1.66%
		Washington	1.53%
Alternative Documentation	5.31%	Connecticut	1.47%
Express Documentation	9.51%
Full Documentation	14.78%
Lite Documentation	69.88%
Reduced Documentation	0.51%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
150,000.01 - 200,000.00	1	160,000.00	0.23%	5.375	360	80.00	805
300,000.01 - 350,000.00	1	349,569.65	0.51%	4.875	359	68.63	665
350,000.01 - 400,000.00	35	13,412,646.20	19.67%	5.151	356	74.89	703
400,000.01 - 450,000.00	25	10,567,201.49	15.49%	5.258	358	75.02	707
450,000.01 - 500,000.00	19	9,087,088.56	13.32%	5.199	355	75.44	726
500,000.01 - 550,000.00	15	7,893,958.41	11.57%	5.093	356	70.38	708
550,000.01 - 600,000.00	16	9,334,214.40	13.69%	5.202	358	73.51	714
600,000.01 - 650,000.00	8	5,181,824.82	7.60%	5.094	356	70.13	722
650,000.01 - 700,000.00	4	2,703,803.12	3.96%	5.344	357	70.94	710
700,000.01 - 750,000.00	3	2,189,290.60	3.21%	5.164	357	70.24	688
750,000.01 - 800,000.00	3	2,326,040.62	3.41%	5.742	359	48.55	691
800,000.01 - 850,000.00	1	845,000.00	1.24%	5.250	358	65.00	714
850,000.01 - 900,000.00	1	869,999.96	1.28%	4.875	356	68.24	746
900,000.01 - 950,000.00	1	910,000.00	1.33%	5.375	360	70.00	779
950,000.01 - 1,000,000.00	1	1,000,000.00	1.47%	5.375	357	75.00	713
1,000,000.01+	1	1,373,500.00	2.01%	5.250	357	57.87	793
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
4.500 - 4.999	23	11,455,223.88	16.80%	4.819	355	72.22	719
5.000 - 5.499	86	43,736,468.02	64.13%	5.173	357	72.07	713
5.500 - 5.999	24	11,818,405.31	17.33%	5.584	359	72.79	710
6.000 - 6.499	2	1,194,040.62	1.75%	6.250	359	63.56	710
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-624	1	390,000.00	0.57%	5.250	356	68.42	623
625-649	8	3,843,167.37	5.63%	5.148	356	76.21	640
650-674	27	13,265,893.85	19.45%	5.260	357	69.12	664
675-699	30	14,644,166.78	21.47%	5.159	357	71.54	688
700-724	19	10,219,896.18	14.98%	5.330	357	73.43	713
725-749	12	6,166,644.50	9.04%	5.198	358	73.15	736
750-774	18	8,772,327.62	12.86%	5.084	356	74.40	760
775-799	16	9,323,266.32	13.67%	5.186	355	70.34	785
800+	4	1,578,775.21	2.31%	5.225	358	76.97	806
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	5	2,830,000.00	4.15%	5.305	359	37.50	708
50.00- 54.99	2	1,354,437.37	1.99%	5.643	359	54.04	689
55.00- 59.99	4	2,928,782.21	4.29%	5.205	357	58.22	765
60.00- 64.99	10	5,295,696.63	7.76%	5.263	358	62.97	701
65.00- 69.99	8	4,205,419.62	6.17%	5.094	357	67.55	695
70.00- 74.99	28	14,706,774.70	21.56%	5.237	357	71.85	713
75.00- 79.99	37	19,086,310.63	27.98%	5.148	356	76.53	712
80.00	39	17,050,209.64	25.00%	5.171	357	80.00	718
85.00- 89.99	2	746,507.03	1.09%	5.694	356	89.59	716
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	135	68,204,137.83	100.00%	5.203	357	72.07	713
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	135	68,204,137.83	100.00%	5.203	357	72.07	713
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	135	68,204,137.83	100.00%	5.203	357	72.07	713
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
3/1 YR LIBOR	1	349,569.65	0.51%	4.875	359	68.63	665
3/1 YR LIBOR IO	11	6,254,988.46	9.17%	5.289	356	60.02	737
3/27 6 MO LIBOR	10	5,076,864.89	7.44%	5.155	357	71.35	708
3/27 6 MO LIBOR IO	113	56,522,714.83	82.87%	5.200	357	73.49	711
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Interest Only	124	62,777,703.29	92.04%	5.209	357	72.15	714
Not Interest Only	11	5,426,434.54	7.96%	5.137	358	71.17	705
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	106	53,324,694.52	78.18%	5.138	357	73.25	714
Prepay Penalty: 12 months	15	8,618,583.76	12.64%	5.296	358	63.39	714
Prepay Penalty: 36 months	12	5,751,289.90	8.43%	5.684	357	74.12	705
Prepay Penalty: 60 months	2	509,569.65	0.75%	5.032	359	72.20	709
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	135	68,204,137.83	100.00%	5.203	357	72.07	713
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	8	3,621,681.70	5.31%	5.160	357	74.04	687
Express Documentation	15	6,488,024.90	9.51%	5.220	357	74.40	742
Full Documentation	19	10,082,969.72	14.78%	5.191	356	67.20	732
Lite Documentation	92	47,661,891.86	69.88%	5.209	357	72.66	708
Reduced Documentation	1	349,569.65	0.51%	4.875	359	68.63	665
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	60	30,177,312.59	44.25%	5.235	357	68.02	697
Purchase	47	24,570,214.96	36.02%	5.184	356	75.25	741
Rate/Term Refinance	28	13,456,610.28	19.73%	5.166	357	75.35	699
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	17	7,851,878.31	11.51%	5.186	357	74.08	725
Planned Unit Development	15	8,135,527.54	11.93%	5.096	357	73.40	717
Single Family	94	47,527,936.50	69.68%	5.227	357	71.42	711
Two-to-Four Family	9	4,688,795.48	6.87%	5.173	356	73.06	707
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Primary	133	67,343,633.83	98.74%	5.201	357	72.22	713
Second Home	2	860,504.00	1.26%	5.366	358	60.72	766
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	1	440,000.00	0.65%	4.750	358	80.00	765
California	120	60,097,987.10	88.11%	5.202	357	72.62	711
Colorado	2	985,504.00	1.44%	5.050	356	77.06	734
Connecticut	1	1,000,000.00	1.47%	5.375	357	75.00	713
Florida	1	467,484.46	0.69%	5.375	330	77.55	783
Hawaii	1	650,000.00	0.95%	5.250	358	58.30	688
Massachusetts	2	1,187,000.00	1.74%	5.443	360	55.40	763
Nevada	2	800,000.00	1.17%	5.175	358	80.00	733
Rhode Island	1	400,000.00	0.59%	5.500	359	39.22	725
Virginia	2	1,130,000.00	1.66%	5.196	360	56.45	703
Washington	2	1,046,162.27	1.53%	4.953	357	78.22	694
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	12	6,604,558.11	9.68%	5.268	356	60.48	733
2.500 - 2.999	123	61,599,579.72	90.32%	5.196	357	73.32	711
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	12	6,604,558.11	9.68%	5.268	356	60.48	733
2.500 - 2.999	123	61,599,579.72	90.32%	5.196	357	73.32	711
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10.500 -10.999	22	10,805,223.88	15.84%	4.823	356	72.22	716
11.000 -11.499	87	44,386,468.02	65.08%	5.166	357	72.07	713
11.500 -11.999	24	11,818,405.31	17.33%	5.584	359	72.79	710
12.000 -12.499	2	1,194,040.62	1.75%	6.250	359	63.56	710
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000	2	509,569.65	0.75%	5.032	359	72.20	709
5.000	123	61,599,579.72	90.32%	5.196	357	73.32	711
6.000	10	6,094,988.46	8.94%	5.287	355	59.50	735
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000	123	61,599,579.72	90.32%	5.196	357	73.32	711
2.000	2	509,569.65	0.75%	5.032	359	72.20	709
6.000	10	6,094,988.46	8.94%	5.287	355	59.50	735
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10/01/07	1	511,785.78	0.75%	4.750	353	80.00	647
11/01/07	9	4,519,640.76	6.63%	4.975	354	77.37	714
12/01/07	25	12,024,812.14	17.63%	5.011	355	74.86	725
01/01/08	21	9,301,096.76	13.64%	5.126	356	74.66	704
02/01/08	18	10,053,451.26	14.74%	5.203	357	72.82	730
03/01/08	19	9,862,794.90	14.46%	5.219	358	66.89	697
04/01/08	27	13,837,859.77	20.29%	5.360	359	69.78	704
05/01/08	15	8,092,696.46	11.87%	5.446	358	70.82	726
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
COUNTRYWIDE	2	509,569.65	0.75%	5.032	359	72.20	709
DOWNEY	123	61,599,579.72	90.32%	5.196	357	73.32	711
MELLON	10	6,094,988.46	8.94%	5.287	355	59.50	735
Total	135	68,204,137.83	100.00%	5.203	357	72.07	713

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group III Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$293,989,679	$34,600	$571,499
Average Scheduled Principal Balance	$223,566
Number of Mortgage Loans	1,315

Weighted Average Gross Coupon	5.452%	4.875%	6.875%
Weighted Average FICO Score	719	561	827
Weighted Average Original LTV	74.23%	16.67%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	349 months	360 months
Weighted Average Seasoning	2 months	0 months	11 months

Weighted Average Gross Margin	2.353%	2.250%	5.125%
Weighted Average Minimum Interest Rate	2.353%	2.250%	5.125%
Weighted Average Maximum Interest Rate	10.879%	9.875%	12.625%
Weighted Average Initial Rate Cap	4.199%	2.000%	5.000%
Weighted Average Subsequent Rate Cap	1.840%	1.000%	2.000%
Weighted Average Months to Roll	58 months	49 months	60 months

Maturity Date		Jun 1 2034	May 1 2035
Maximum Zip Code Concentration	0.63%	93551

ARM	100.00%	Cash Out Refinance	20.35%
		Purchase	58.94%
5/1 YR CMT	0.16%	Rate/Term Refinance	20.71%
5/1 YR LIBOR	5.21%
5/1 YR LIBOR IO	78.63%	Condominium	17.67%
5/25 6 MO LIBOR	1.82%	Planned Unit Development	19.62%
5/25 6 MO LIBOR IO	14.18%	Single Family	58.95%
		Two-to-Four Family	3.76%
Interest Only	92.81%
Not Interest Only	7.19%	Non-owner	2.50%
		Primary	93.02%
Prepay Penalty: 0 months	95.68%	Second Home	4.48%
Prepay Penalty: 12 months	0.99%
Prepay Penalty: 36 months	3.33%	Top 5 States:
		California	39.90%
First Lien	100.00%	Nevada	6.00%
		Florida	5.74%
Alternative Documentation	19.24%	Arizona	5.66%
Express Documentation	1.97%	Washington	4.72%
Full Documentation	13.24%
Lite Documentation	11.35%
Preferred Documentation	38.88%
Reduced Documentation	15.17%
Stated Documentation	0.06%
Streamline Documentation	0.10%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	5	204,017.62	0.07%	5.818	358	55.99	722
50,000.01 - 100,000.00	57	4,721,083.42	1.61%	5.441	358	71.44	731
100,000.01 - 150,000.00	232	29,646,414.09	10.08%	5.460	359	74.33	721
150,000.01 - 200,000.00	271	47,786,506.86	16.25%	5.435	359	74.21	719
200,000.01 - 250,000.00	262	59,396,754.02	20.20%	5.470	358	74.27	717
250,000.01 - 300,000.00	219	60,500,366.38	20.58%	5.482	358	73.92	712
300,000.01 - 350,000.00	189	62,034,617.21	21.10%	5.443	358	75.75	720
350,000.01 - 400,000.00	70	25,165,916.15	8.56%	5.363	358	72.20	729
400,000.01 - 450,000.00	7	2,992,004.51	1.02%	5.501	357	71.25	717
450,000.01 - 500,000.00	2	970,500.00	0.33%	5.626	359	74.99	715
550,000.01 - 600,000.00	1	571,499.21	0.19%	5.500	357	65.71	667
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
4.500 - 4.999	77	17,372,921.83	5.91%	4.875	359	69.47	733
5.000 - 5.499	556	126,326,573.28	42.97%	5.220	358	71.67	724
5.500 - 5.999	594	131,230,039.17	44.64%	5.642	358	76.99	714
6.000 - 6.499	80	17,108,445.19	5.82%	6.145	358	76.50	697
6.500 - 6.999	8	1,951,700.00	0.66%	6.654	359	76.25	699
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
550-574	1	137,800.00	0.05%	5.625	358	65.00	561
575-599	4	957,477.28	0.33%	5.456	359	68.67	588
600-624	30	6,824,186.67	2.32%	5.594	358	74.35	614
625-649	83	19,229,478.80	6.54%	5.601	358	75.53	638
650-674	163	36,874,783.65	12.54%	5.553	358	75.69	664
675-699	145	32,194,414.39	10.95%	5.454	358	74.45	687
700-724	262	60,193,202.19	20.47%	5.426	358	74.45	710
725-749	222	48,400,709.63	16.46%	5.416	359	74.61	737
750-774	203	45,065,772.34	15.33%	5.424	359	74.16	762
775-799	150	33,227,097.05	11.30%	5.351	359	70.20	785
800+	51	10,698,357.47	3.64%	5.472	359	76.45	806
None	1	186,400.00	0.06%	5.125	359	80.00	0
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	93	18,118,145.74	6.16%	5.364	358	39.93	735
50.00- 54.99	34	7,819,779.23	2.66%	5.338	358	52.32	725
55.00- 59.99	50	12,002,933.84	4.08%	5.231	358	57.76	722
60.00- 64.99	64	14,679,912.97	4.99%	5.288	358	62.73	725
65.00- 69.99	78	18,607,481.51	6.33%	5.350	358	67.67	705
70.00- 74.99	103	23,369,741.25	7.95%	5.458	358	72.58	712
75.00- 79.99	200	47,540,502.00	16.17%	5.484	358	77.54	708
80.00	562	124,152,350.94	42.23%	5.474	359	80.00	725
80.01- 84.99	5	1,554,570.55	0.53%	5.388	356	82.17	713
85.00- 89.99	40	7,982,687.22	2.72%	5.600	358	88.15	716
90.00- 94.99	59	12,127,205.60	4.13%	5.675	358	90.43	700
95.00- 99.99	27	6,034,368.62	2.05%	5.632	359	95.00	707
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	1,315	293,989,679.47	100.00%	5.452	358	74.23	719
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	1,315	293,989,679.47	100.00%	5.452	358	74.23	719
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,315	293,989,679.47	100.00%	5.452	358	74.23	719
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
5/1 YR CMT	3	480,264.19	0.16%	5.305	358	71.76	751
5/1 YR LIBOR	75	15,308,255.69	5.21%	5.381	358	72.03	719
5/1 YR LIBOR IO	1,053	231,158,050.83	78.63%	5.440	359	75.56	722
5/25 6 MO LIBOR	23	5,343,823.37	1.82%	5.478	355	64.87	686
5/25 6 MO LIBOR IO	161	41,699,285.39	14.18%	5.541	357	68.88	703
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Interest Only	1,214	272,857,336.22	92.81%	5.455	359	74.54	719
Not Interest Only	101	21,132,343.25	7.19%	5.404	358	70.21	711
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	1,262	281,274,765.84	95.68%	5.438	359	74.42	720
Prepay Penalty: 12 months	13	2,916,105.71	0.99%	5.566	356	64.64	708
Prepay Penalty: 36 months	40	9,798,807.92	3.33%	5.797	356	71.50	694
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,315	293,989,679.47	100.00%	5.452	358	74.23	719
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	269	56,550,900.19	19.24%	5.427	359	75.93	699
Express Documentation	23	5,803,335.11	1.97%	5.472	357	66.53	716
Full Documentation	190	38,913,711.92	13.24%	5.400	358	75.14	696
Lite Documentation	127	33,369,335.94	11.35%	5.543	356	69.69	697
Preferred Documentation	509	114,292,690.81	38.88%	5.381	359	74.22	745
Reduced Documentation	193	44,587,336.39	15.17%	5.634	359	75.66	714
Stated Documentation	2	171,500.00	0.06%	5.935	358	86.07	653
Streamline Documentation	2	300,869.11	0.10%	5.562	359	70.84	635
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	256	59,823,659.34	20.35%	5.443	358	64.65	699
Purchase	771	173,278,291.79	58.94%	5.457	359	78.57	728
Rate/Term Refinance	288	60,887,728.34	20.71%	5.445	358	71.27	711
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	235	51,948,639.34	17.67%	5.396	359	75.39	731
Planned Unit Development	257	57,682,386.03	19.62%	5.391	359	75.93	719
Single Family	786	173,300,631.99	58.95%	5.482	358	73.62	715
Two-to-Four Family	37	11,058,022.11	3.76%	5.544	357	69.39	718
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Non-owner	43	7,345,279.29	2.50%	5.642	358	67.15	735
Primary	1,205	273,469,566.56	93.02%	5.449	358	74.15	717
Second Home	67	13,174,833.62	4.48%	5.408	359	79.68	745
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	16	2,943,791.00	1.00%	5.323	359	75.73	709
Arizona	82	16,633,478.28	5.66%	5.542	358	76.43	708
Arkansas	4	592,025.00	0.20%	5.943	358	83.42	679
California	431	117,295,661.92	39.90%	5.452	358	70.75	717
Colorado	55	10,045,215.51	3.42%	5.421	359	75.65	716
Connecticut	8	1,762,916.50	0.60%	5.368	359	83.11	693
Delaware	3	655,200.00	0.22%	5.368	359	82.37	650
District of Columbia	2	575,613.41	0.20%	5.225	359	65.62	667
Florida	85	16,871,847.19	5.74%	5.483	359	77.11	733
Georgia	36	5,811,816.80	1.98%	5.299	359	75.18	738
Hawaii	12	3,762,278.61	1.28%	5.393	358	73.66	726
Idaho	10	1,520,800.96	0.52%	5.497	359	64.41	708
Illinois	64	13,500,772.57	4.59%	5.442	359	77.94	731
Indiana	5	709,674.44	0.24%	5.668	359	82.20	742
Iowa	1	139,827.86	0.05%	4.875	359	80.00	667
Kansas	3	513,312.00	0.17%	5.566	359	77.66	737
Kentucky	7	1,488,742.67	0.51%	5.540	359	79.63	718
Louisiana	3	354,391.00	0.12%	5.374	359	67.95	724
Maine	1	257,361.89	0.09%	6.000	356	89.14	667
Maryland	14	3,850,004.89	1.31%	5.508	359	73.66	730
Massachusetts	35	8,846,232.55	3.01%	5.512	359	73.69	717
Michigan	22	3,236,885.40	1.10%	5.554	359	74.26	729
Minnesota	17	3,538,924.92	1.20%	5.381	359	69.33	717
Mississippi	4	377,049.82	0.13%	5.517	359	80.93	661
Missouri	14	1,954,632.58	0.66%	5.447	359	83.12	689
Montana	3	282,603.87	0.10%	5.400	359	60.83	760
Nebraska	1	166,222.11	0.06%	5.625	359	80.00	661
Nevada	78	17,624,776.25	6.00%	5.342	359	77.50	724
New Hampshire	3	691,502.02	0.24%	5.445	359	76.13	733
New Jersey	19	5,267,062.96	1.79%	5.527	359	73.26	729
New York	9	2,324,623.39	0.79%	5.409	359	63.26	721
North Carolina	14	1,959,995.94	0.67%	5.364	359	76.31	714
North Dakota	1	140,400.00	0.05%	6.375	360	80.00	673
Ohio	27	3,798,704.13	1.29%	5.466	359	77.11	713
Oklahoma	1	328,500.00	0.11%	5.750	358	90.00	633
Oregon	20	3,701,437.01	1.26%	5.543	359	76.29	727
Pennsylvania	11	1,970,380.04	0.67%	5.419	359	75.63	724
Rhode Island	3	709,409.94	0.24%	6.121	359	86.30	714
South Carolina	18	2,804,030.85	0.95%	5.404	359	75.78	713
Tennessee	19	2,994,927.72	1.02%	5.485	359	79.67	719
Texas	20	3,063,154.50	1.04%	5.372	359	79.55	712
Utah	20	3,845,038.93	1.31%	5.420	359	80.73	718
Vermont	1	150,000.00	0.05%	5.375	359	42.86	797
Virginia	34	8,844,155.68	3.01%	5.367	359	78.39	716
Washington	65	13,880,038.79	4.72%	5.500	359	78.83	719
West Virginia	3	408,974.78	0.14%	5.426	356	74.36	684
Wisconsin	7	940,206.22	0.32%	5.667	359	80.19	712
Wyoming	4	855,076.57	0.29%	5.046	359	74.96	762
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	1,082	236,281,088.71	80.37%	5.418	359	74.72	723
2.500 - 2.999	220	54,946,534.89	18.69%	5.574	357	71.18	702
3.000 - 3.499	12	2,563,781.87	0.87%	5.994	358	93.74	708
5.000 - 5.499	1	198,274.00	0.07%	5.125	356	80.00	719
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	1,082	236,281,088.71	80.37%	5.418	359	74.72	723
2.500 - 2.999	220	54,946,534.89	18.69%	5.574	357	71.18	702
3.000 - 3.499	12	2,563,781.87	0.87%	5.994	358	93.74	708
5.000 - 5.499	1	198,274.00	0.07%	5.125	356	80.00	719
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	39	9,220,561.38	3.14%	4.875	359	70.92	725
10.000 -10.499	288	63,140,889.37	21.48%	5.215	359	74.30	735
10.500 -10.999	426	92,421,811.47	31.44%	5.571	359	78.65	725
11.000 -11.499	317	73,830,782.43	25.11%	5.360	358	70.22	709
11.500 -11.999	210	48,131,588.15	16.37%	5.675	358	72.13	698
12.000 -12.499	31	6,463,346.67	2.20%	6.121	358	75.27	719
12.500 -12.999	4	780,700.00	0.27%	6.537	359	82.26	769
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000	363	78,499,570.42	26.70%	5.344	359	71.78	717
5.000	952	215,490,109.05	73.30%	5.491	358	75.12	719
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000	184	47,043,108.76	16.00%	5.534	356	68.42	701
2.000	1,131	246,946,570.71	84.00%	5.436	359	75.33	722
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
06/01/09	1	142,474.84	0.05%	5.250	349	73.41	706
09/01/09	3	525,638.53	0.18%	5.359	352	66.93	704
10/01/09	2	555,825.40	0.19%	5.429	353	79.47	635
11/01/09	16	4,468,874.16	1.52%	5.536	354	73.80	693
12/01/09	48	11,417,068.44	3.88%	5.452	355	71.81	700
01/01/10	62	14,870,416.90	5.06%	5.559	356	70.64	702
02/01/10	51	12,024,845.92	4.09%	5.530	357	69.81	703
03/01/10	160	35,429,009.07	12.05%	5.401	358	74.78	720
04/01/10	902	199,460,642.21	67.85%	5.436	359	74.91	723
05/01/10	70	15,094,884.00	5.13%	5.582	360	72.93	716
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
COUNTRYWIDE	1,131	246,946,570.71	84.00%	5.436	359	75.33	722
DOWNEY	184	47,043,108.76	16.00%	5.534	356	68.42	701
Total	1,315	293,989,679.47	100.00%	5.452	358	74.23	719

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group IV Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$86,780,388	$93,357	$1,600,000
Average Scheduled Principal Balance	$501,621
Number of Mortgage Loans	173

Weighted Average Gross Coupon	5.485%	4.625%	6.125%
Weighted Average FICO Score	713	607	801
Weighted Average Original LTV	71.04%	21.74%	89.88%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	357 months	352 months	360 months
Weighted Average Seasoning	3 months	0 months	8 months

Weighted Average Gross Margin	2.650%	2.250%	2.750%
Weighted Average Minimum Interest Rate	2.650%	2.250%	2.750%
Weighted Average Maximum Interest Rate	11.300%	9.875%	12.125%
Weighted Average Initial Rate Cap	4.948%	2.000%	5.000%
Weighted Average Subsequent Rate Cap	1.660%	1.000%	5.000%
Weighted Average Months to Roll	57 months	52 months	60 months

Maturity Date		Sep 1 2034	May 1 2035
Maximum Zip Code Concentration	1.84%	90720

ARM	100.00%	Cash Out Refinance	43.72%
		Purchase	35.90%
5/1 YR CMT	0.15%	Rate/Term Refinance	20.38%
5/1 YR LIBOR	2.13%
5/1 YR LIBOR IO	17.97%	Condominium	11.02%
5/25 6 MO LIBOR	6.10%	Cooperative	1.28%
5/25 6 MO LIBOR IO	73.65%	Planned Unit Development	9.90%
		Single Family	71.22%
Interest Only	91.63%	Two-to-Four Family	6.57%
Not Interest Only	8.37%
		Non-owner	0.98%
Prepay Penalty: 0 months	73.21%	Primary	94.45%
Prepay Penalty: 12 months	15.12%	Second Home	4.57%
Prepay Penalty: 36 months	8.21%
Prepay Penalty: 60 months	3.46%	Top 5 States:
		California	80.12%
First Lien	100.00%	Massachusetts	3.62%
		Florida	3.29%
Alternative Documentation	8.42%	Pennsylvania	3.18%
Express Documentation	4.09%	Connecticut	2.47%
Full Documentation	23.66%
Lite Documentation	60.85%
Preferred Documentation	1.34%
Reduced Documentation	1.23%
Streamline Documentation	0.42%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	1	93,356.66	0.11%	5.125	356	70.00	607
100,000.01 - 150,000.00	3	361,566.02	0.42%	5.076	358	69.12	768
200,000.01 - 250,000.00	4	920,460.00	1.06%	5.444	360	70.74	762
250,000.01 - 300,000.00	5	1,377,986.31	1.59%	5.302	359	69.38	727
300,000.01 - 350,000.00	5	1,619,211.45	1.87%	5.447	359	71.88	660
350,000.01 - 400,000.00	33	12,546,925.72	14.46%	5.508	357	71.36	707
400,000.01 - 450,000.00	29	12,453,763.25	14.35%	5.444	357	73.40	709
450,000.01 - 500,000.00	26	12,275,841.02	14.15%	5.447	357	70.73	716
500,000.01 - 550,000.00	22	11,570,383.99	13.33%	5.494	357	71.98	711
550,000.01 - 600,000.00	15	8,645,414.47	9.96%	5.532	357	74.62	698
600,000.01 - 650,000.00	11	7,019,119.88	8.09%	5.557	357	71.16	706
700,000.01 - 750,000.00	4	2,952,499.95	3.40%	5.563	358	71.01	707
750,000.01 - 800,000.00	7	5,458,944.12	6.29%	5.485	357	71.14	719
800,000.01 - 850,000.00	1	803,000.00	0.93%	5.375	360	80.00	736
900,000.01 - 950,000.00	2	1,817,289.73	2.09%	5.437	355	69.99	703
950,000.01 - 1,000,000.00	1	980,000.00	1.13%	5.750	360	52.97	793
1,000,000.01+	4	5,884,625.00	6.78%	5.467	360	61.10	750
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
4.500 - 4.999	6	1,885,173.70	2.17%	4.809	357	59.71	734
5.000 - 5.499	78	39,579,998.56	45.61%	5.294	357	71.86	712
5.500 - 5.999	82	41,913,302.68	48.30%	5.650	358	70.53	715
6.000 - 6.499	7	3,401,912.63	3.92%	6.052	359	74.07	690
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-624	6	2,136,005.33	2.46%	5.477	358	69.93	620
625-649	6	2,968,044.29	3.42%	5.448	356	70.57	636
650-674	32	16,106,028.37	18.56%	5.505	357	72.25	662
675-699	38	17,604,969.82	20.29%	5.499	357	74.85	688
700-724	23	12,090,773.81	13.93%	5.422	357	71.51	712
725-749	21	11,647,777.67	13.42%	5.533	358	68.89	736
750-774	26	14,621,538.63	16.85%	5.451	358	71.45	762
775-799	19	8,661,249.65	9.98%	5.479	358	64.57	787
800+	2	944,000.00	1.09%	5.803	360	56.69	801
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	11	5,857,060.93	6.75%	5.558	358	38.95	755
50.00- 54.99	6	4,257,284.79	4.91%	5.587	358	53.34	722
55.00- 59.99	7	3,483,218.14	4.01%	5.410	356	57.26	708
60.00- 64.99	9	5,203,226.84	6.00%	5.406	358	62.09	703
65.00- 69.99	14	7,158,440.45	8.25%	5.435	356	67.85	710
70.00- 74.99	26	11,277,835.92	13.00%	5.482	356	72.44	701
75.00- 79.99	52	26,906,373.57	31.01%	5.511	357	76.82	710
80.00	45	21,495,242.02	24.77%	5.467	358	80.00	716
80.01- 84.99	1	394,000.00	0.45%	5.000	354	82.95	655
85.00- 89.99	2	747,704.91	0.86%	5.569	359	87.52	713
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	173	86,780,387.57	100.00%	5.485	357	71.04	713
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	173	86,780,387.57	100.00%	5.485	357	71.04	713
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	173	86,780,387.57	100.00%	5.485	357	71.04	713
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
5/1 YR CMT	1	129,805.76	0.15%	4.875	359	72.22	781
5/1 YR LIBOR	8	1,845,214.68	2.13%	5.162	359	73.50	691
5/1 YR LIBOR IO	24	15,594,935.00	17.97%	5.506	359	65.82	735
5/25 6 MO LIBOR	11	5,292,388.14	6.10%	5.362	356	67.04	698
5/25 6 MO LIBOR IO	129	63,918,043.99	73.65%	5.501	357	72.57	709
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Interest Only	153	79,512,978.99	91.63%	5.502	357	71.25	715
Not Interest Only	20	7,267,408.58	8.37%	5.303	357	68.77	697
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	132	63,535,421.97	73.21%	5.466	357	72.02	709
Prepay Penalty: 12 months	18	13,120,258.94	15.12%	5.557	359	65.63	739
Prepay Penalty: 36 months	11	7,121,053.58	8.21%	5.618	357	70.12	705
Prepay Penalty: 60 months	12	3,003,653.08	3.46%	5.248	359	76.03	696
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	173	86,780,387.57	100.00%	5.485	357	71.04	713
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	16	7,309,835.23	8.42%	5.314	357	70.18	688
Express Documentation	8	3,546,800.58	4.09%	5.455	356	60.55	738
Full Documentation	32	20,528,745.78	23.66%	5.503	359	67.97	722
Lite Documentation	107	52,801,627.25	60.85%	5.510	357	72.88	711
Preferred Documentation	5	1,159,960.00	1.34%	5.279	359	74.03	745
Reduced Documentation	3	1,067,750.00	1.23%	5.553	359	77.45	682
Streamline Documentation	2	365,668.73	0.42%	5.046	358	68.44	717
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	81	37,943,193.82	43.72%	5.479	357	69.59	692
Purchase	56	31,155,627.59	35.90%	5.447	358	73.48	734
Rate/Term Refinance	36	17,681,566.16	20.38%	5.564	357	69.85	722
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	19	9,563,099.81	11.02%	5.562	358	71.88	732
Cooperative	2	1,110,000.00	1.28%	5.250	358	68.15	673
Planned Unit Development	17	8,593,161.58	9.90%	5.483	357	65.27	707
Single Family	124	61,808,739.76	71.22%	5.484	357	71.43	712
Two-to-Four Family	11	5,705,386.42	6.57%	5.415	357	74.60	716
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Non-owner	3	846,577.84	0.98%	5.648	359	71.92	710
Primary	166	81,965,184.73	94.45%	5.470	357	71.57	712
Second Home	4	3,968,625.00	4.57%	5.755	360	59.81	746
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	2	805,856.63	0.93%	5.457	357	74.42	711
California	143	69,528,952.56	80.12%	5.488	357	72.15	708
Colorado	1	250,000.00	0.29%	5.875	360	47.62	788
Connecticut	2	2,143,750.00	2.47%	5.063	359	77.99	735
Florida	5	2,855,260.26	3.29%	5.738	360	54.07	765
Illinois	1	300,000.00	0.35%	5.250	359	67.42	747
Kentucky	1	116,500.00	0.13%	5.500	359	79.79	760
Massachusetts	3	3,143,000.00	3.62%	5.370	359	70.60	716
New York	3	1,387,577.36	1.60%	5.275	358	67.47	675
Ohio	2	352,305.76	0.41%	5.270	360	75.91	739
Pennsylvania	4	2,762,000.00	3.18%	5.567	359	62.45	743
Texas	1	216,000.00	0.25%	5.500	360	80.00	763
Utah	1	750,000.00	0.86%	5.750	360	75.00	762
Virginia	2	1,544,225.00	1.78%	5.759	360	56.82	714
Washington	2	624,960.00	0.72%	5.268	357	79.12	704
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	32	17,440,149.68	20.10%	5.469	359	66.63	730
2.500 - 2.999	141	69,340,237.89	79.90%	5.489	357	72.15	709
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	32	17,440,149.68	20.10%	5.469	359	66.63	730
2.500 - 2.999	141	69,340,237.89	79.90%	5.489	357	72.15	709
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	1	231,960.00	0.27%	4.875	359	80.00	777
10.000 -10.499	12	7,438,784.50	8.57%	5.221	359	71.99	712
10.500 -10.999	17	9,727,838.70	11.21%	5.584	359	59.32	747
11.000 -11.499	67	32,449,214.06	37.39%	5.318	356	71.91	712
11.500 -11.999	70	33,838,677.68	38.99%	5.628	358	73.08	706
12.000 -12.499	6	3,093,912.63	3.57%	6.044	358	73.48	691
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000	7	1,516,585.94	1.75%	5.134	359	72.26	716
5.000	166	85,263,801.63	98.25%	5.491	357	71.02	713
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000	140	69,210,432.13	79.75%	5.490	357	72.15	709
2.000	17	4,346,330.44	5.01%	5.282	359	73.68	696
5.000	16	13,223,625.00	15.24%	5.525	359	64.37	742
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
09/01/09	1	909,789.73	1.05%	5.375	352	65.00	729
11/01/09	7	3,541,251.75	4.08%	5.355	354	74.72	702
12/01/09	22	10,770,304.89	12.41%	5.302	355	67.79	712
01/01/10	34	16,407,703.88	18.91%	5.435	356	71.15	697
02/01/10	36	17,032,600.23	19.63%	5.486	357	74.11	704
03/01/10	26	12,352,138.95	14.23%	5.528	358	69.42	715
04/01/10	23	10,759,260.51	12.40%	5.443	359	76.35	706
05/01/10	24	15,007,337.63	17.29%	5.702	360	66.80	746
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
COUNTRYWIDE	17	4,346,330.44	5.01%	5.282	359	73.68	696
DOWNEY	140	69,210,432.13	79.75%	5.490	357	72.15	709
MELLON	16	13,223,625.00	15.24%	5.525	359	64.37	742
Total	173	86,780,387.57	100.00%	5.485	357	71.04	713

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group V Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$25,904,032	$42,100	$1,499,436
Average Scheduled Principal Balance	$518,081
Number of Mortgage Loans	50

Weighted Average Gross Coupon	5.708%	4.625%	7.750%
Weighted Average FICO Score	737	634	817
Weighted Average Original LTV	62.86%	23.75%	80.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	356 months	349 months	360 months
Weighted Average Seasoning	4 months	0 months	11 months

Weighted Average Gross Margin	2.686%	2.250%	2.750%
Weighted Average Minimum Interest Rate	2.686%	2.250%	2.750%
Weighted Average Maximum Interest Rate	10.952%	9.625%	12.750%
Weighted Average Initial Rate Cap	5.159%	5.000%	6.000%
Weighted Average Subsequent Rate Cap	4.492%	1.000%	6.000%
Weighted Average Months to Roll	87 months	74 months	120 months

Maturity Date		Jun 1 2034	May 1 2035
Maximum Zip Code Concentration	5.79%	59718

ARM	100.00%	Cash Out Refinance	34.15%
		Purchase	49.35%
10/1 YR LIBOR IO	19.80%	Rate/Term Refinance	16.50%
10/6 MO LIBOR IO	0.48%
7/1 YR LIBOR IO	66.96%	Condominium	14.02%
7/23 6 MO LIBOR	1.23%	Cooperative	3.28%
7/23 6 MO LIBOR IO	11.54%	Planned Unit Development	12.59%
		Single Family	69.09%
Interest Only	98.77%	Two-to-Four Family	1.02%
Not Interest Only	1.23%
		Non-owner	3.16%
Prepay Penalty: 0 months	14.71%	Primary	80.34%
Prepay Penalty: 12 months	67.03%	Second Home	16.50%
Prepay Penalty: 36 months	18.25%
		Top 5 States:
First Lien	100.00%	California	23.61%
		Florida	10.35%
Alternative Documentation	0.43%	New Jersey	9.94%
Full Documentation	85.44%	Connecticut	7.64%
Lite Documentation	8.02%	Pennsylvania	6.60%
Reduced Documentation	4.31%
Stated Documentation	1.80%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	42,100.00	0.16%	6.000	359	29.03	757
50,000.01 - 100,000.00	1	68,500.00	0.26%	5.875	359	44.34	757
100,000.01 - 150,000.00	4	518,247.73	2.00%	6.804	351	58.65	716
150,000.01 - 200,000.00	6	1,012,502.00	3.91%	5.949	352	76.64	708
200,000.01 - 250,000.00	4	970,000.00	3.74%	5.523	357	45.69	707
250,000.01 - 300,000.00	2	534,337.41	2.06%	5.686	352	79.94	693
300,000.01 - 350,000.00	4	1,247,654.46	4.82%	5.468	355	64.59	737
350,000.01 - 400,000.00	1	376,000.00	1.45%	5.875	358	77.53	702
400,000.01 - 450,000.00	2	851,420.00	3.29%	5.625	357	80.00	676
450,000.01 - 500,000.00	5	2,444,499.31	9.44%	5.627	355	59.80	744
500,000.01 - 550,000.00	2	1,069,997.04	4.13%	5.939	351	72.39	761
550,000.01 - 600,000.00	1	575,837.50	2.22%	5.625	352	63.39	790
600,000.01 - 650,000.00	1	622,000.00	2.40%	5.750	357	49.56	717
700,000.01 - 750,000.00	1	710,000.00	2.74%	5.750	356	39.44	686
750,000.01 - 800,000.00	2	1,600,000.00	6.18%	5.813	360	59.03	770
800,000.01 - 850,000.00	2	1,692,000.00	6.53%	5.560	356	66.50	758
850,000.01 - 900,000.00	2	1,774,000.00	6.85%	5.878	355	69.30	769
950,000.01 - 1,000,000.00	4	3,960,000.00	15.29%	5.809	359	59.28	734
1,000,000.01+	5	5,834,936.49	22.53%	5.536	356	62.98	736
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
4.500 - 4.999	3	872,000.00	3.37%	4.712	357	47.82	759
5.000 - 5.499	7	6,221,436.49	24.02%	5.297	357	55.63	765
5.500 - 5.999	23	11,487,491.95	44.35%	5.713	356	65.03	718
6.000 - 6.499	14	6,934,855.77	26.77%	6.116	356	67.33	740
6.500 - 6.999	2	264,647.73	1.02%	6.819	351	62.64	719
7.500 - 7.999	1	123,600.00	0.48%	7.750	349	80.00	709
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
625-649	1	172,900.00	0.67%	6.000	359	80.00	634
650-674	3	918,000.00	3.54%	5.756	358	63.81	656
675-699	7	3,787,407.41	14.62%	5.775	355	58.60	687
700-724	13	5,025,856.46	19.40%	5.973	356	66.03	715
725-749	8	5,076,246.35	19.60%	5.580	357	66.08	737
750-774	12	6,878,784.22	26.55%	5.585	355	58.40	759
775-799	4	2,244,837.50	8.67%	5.585	355	67.79	782
800+	2	1,800,000.00	6.95%	5.764	358	62.61	813
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	14	5,832,147.04	22.51%	5.538	356	36.02	726
50.00- 54.99	2	1,650,000.00	6.37%	5.670	357	53.25	785
60.00- 64.99	6	4,538,271.03	17.52%	5.623	356	64.28	745
65.00- 69.99	5	3,548,000.00	13.70%	5.760	357	68.58	749
70.00- 74.99	4	3,445,000.00	13.30%	5.659	356	71.82	739
75.00- 79.99	6	2,273,237.41	8.78%	5.963	356	78.51	723
80.00	13	4,617,376.46	17.82%	5.893	355	80.00	722
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	50	25,904,031.94	100.00%	5.708	356	62.86	737
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	50	25,904,031.94	100.00%	5.708	356	62.86	737
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	50	25,904,031.94	100.00%	5.708	356	62.86	737
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10/1 YR LIBOR IO	6	5,129,000.00	19.80%	5.783	358	70.74	747
10/6 MO LIBOR IO	1	123,600.00	0.48%	7.750	349	80.00	709
7/1 YR LIBOR IO	33	17,345,527.48	66.96%	5.619	355	58.95	734
7/23 6 MO LIBOR	1	317,654.46	1.23%	6.000	353	80.00	707
7/23 6 MO LIBOR IO	9	2,988,250.00	11.54%	5.985	357	69.48	741
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Interest Only	49	25,586,377.48	98.77%	5.705	356	62.64	737
Not Interest Only	1	317,654.46	1.23%	6.000	353	80.00	707
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	16	3,811,037.14	14.71%	6.131	355	70.54	731
Prepay Penalty: 12 months	25	17,364,502.84	67.03%	5.643	356	59.36	736
Prepay Penalty: 36 months	9	4,728,491.96	18.25%	5.609	356	69.52	746
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	50	25,904,031.94	100.00%	5.708	356	62.86	737
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	2	110,600.00	0.43%	5.923	359	38.51	757
Full Documentation	37	22,131,679.75	85.44%	5.657	356	61.56	736
Lite Documentation	5	2,077,650.00	8.02%	6.015	359	67.07	736
Reduced Documentation	3	1,117,654.46	4.31%	5.938	353	80.00	739
Stated Documentation	3	466,447.73	1.80%	6.184	351	70.15	747
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	14	8,845,130.57	34.15%	5.644	356	56.15	729
Purchase	29	12,784,901.37	49.35%	5.774	356	65.33	741
Rate/Term Refinance	7	4,274,000.00	16.50%	5.645	355	69.33	741
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	8	3,631,400.00	14.02%	5.626	357	58.98	742
Cooperative	1	850,000.00	3.28%	5.125	355	53.13	763
Planned Unit Development	7	3,261,770.00	12.59%	5.713	357	68.29	729
Single Family	32	17,896,214.21	69.09%	5.736	356	63.12	736
Two-to-Four Family	2	264,647.73	1.02%	6.819	351	62.64	719
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Non-owner	6	819,135.14	3.16%	6.147	352	68.75	723
Primary	39	20,811,896.80	80.34%	5.689	356	62.84	737
Second Home	5	4,273,000.00	16.50%	5.721	358	61.83	737
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	4	430,350.00	1.66%	6.279	356	69.33	683
California	11	6,116,401.50	23.61%	5.902	355	69.77	732
Connecticut	2	1,979,000.00	7.64%	5.292	356	44.88	769
Florida	4	2,680,000.00	10.35%	5.685	359	67.91	721
Georgia	3	1,655,849.31	6.39%	5.974	356	65.68	728
Hawaii	1	895,000.00	3.46%	6.250	352	68.85	763
Massachusetts	3	1,052,000.00	4.06%	5.053	357	51.21	767
Montana	1	1,499,436.49	5.79%	5.375	357	64.79	753
New Hampshire	1	1,000,000.00	3.86%	5.375	358	70.00	817
New Jersey	4	2,575,000.00	9.94%	5.847	358	63.34	719
New York	2	1,560,000.00	6.02%	5.409	355	46.90	728
Oregon	4	600,449.73	2.32%	6.171	351	72.35	719
Pennsylvania	5	1,710,820.00	6.60%	5.608	352	68.65	734
Utah	2	1,575,837.50	6.08%	5.704	357	46.28	723
Washington	3	573,887.41	2.22%	5.818	351	68.67	716
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	11	3,308,841.60	12.77%	5.834	354	75.58	753
2.500 - 2.999	39	22,595,190.34	87.23%	5.690	356	60.99	734
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	11	3,308,841.60	12.77%	5.834	354	75.58	753
2.500 - 2.999	39	22,595,190.34	87.23%	5.690	356	60.99	734
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	3	872,000.00	3.37%	4.712	357	47.82	759
10.000 -10.499	7	6,221,436.49	24.02%	5.297	357	55.63	765
10.500 -10.999	18	9,232,241.95	35.64%	5.728	355	62.98	716
11.000 -11.499	7	2,872,855.77	11.09%	6.168	352	68.27	747
11.500 -11.999	7	2,519,897.73	9.73%	5.775	358	72.31	728
12.000 -12.499	7	4,062,000.00	15.68%	6.079	358	66.67	735
12.500 -12.999	1	123,600.00	0.48%	7.750	349	80.00	709
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
5.000	45	21,775,031.94	84.06%	5.675	356	61.33	738
6.000	5	4,129,000.00	15.94%	5.882	358	70.92	731
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000	11	3,429,504.46	13.24%	6.050	356	70.83	737
2.000	7	1,191,187.14	4.60%	6.120	351	76.12	714
5.000	27	17,154,340.34	66.22%	5.570	356	58.40	740
6.000	5	4,129,000.00	15.94%	5.882	358	70.92	731
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
07/01/11	1	150,752.00	0.58%	6.375	350	80.00	719
08/01/11	8	2,077,184.45	8.02%	6.074	351	66.36	733
09/01/11	7	3,678,234.54	14.20%	5.847	352	67.44	734
10/01/11	4	1,521,074.46	5.87%	5.855	353	80.00	727
11/01/11	2	545,000.00	2.10%	5.089	354	27.37	707
12/01/11	3	2,450,000.00	9.46%	5.176	355	38.53	764
01/01/12	1	710,000.00	2.74%	5.750	356	39.44	686
02/01/12	3	2,371,436.49	9.15%	5.513	357	58.36	740
03/01/12	3	1,959,750.00	7.57%	5.774	358	74.55	728
04/01/12	9	3,388,000.00	13.08%	5.691	359	66.68	749
05/01/12	2	1,800,000.00	6.95%	5.583	360	48.99	705
06/01/14	1	123,600.00	0.48%	7.750	349	80.00	709
02/01/15	1	842,000.00	3.25%	6.000	357	79.99	752
03/01/15	3	2,839,000.00	10.96%	5.667	358	67.97	772
04/01/15	1	1,000,000.00	3.86%	6.000	359	66.67	712
05/01/15	1	448,000.00	1.73%	5.625	360	80.00	661
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737

Servicer	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
DOWNEY	7	2,188,250.00	8.45%	6.011	359	65.63	737
GMAC	10	2,308,841.60	8.91%	6.032	352	78.00	726
GREENPOINT	1	123,600.00	0.48%	7.750	349	80.00	709
MELLON	32	21,283,340.34	82.16%	5.630	356	60.83	738
Total	50	25,904,031.94	100.00%	5.708	356	62.86	737